UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 13, 2007

                           SABRE HOLDINGS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      1-12175                  75-2662240
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)

                                3150 Sabre Drive
                             Southlake, Texas 76092
               (Address of Principal Executive Offices) (Zip Code)

                                 (682) 605-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

     On December 12, 2006, Sabre Holdings Corporation ("Sabre Holdings") issued a press release and filed a Form 8-K announcing that Sabre Holdings, Silver Lake Partners and Texas Pacific Group had signed a definitive agreement under which affiliates of Silver Lake Partners and Texas Pacific Group will acquire all of the shares of Class A common stock of Sabre Holdings for $32.75 per share in cash.

     On February 13, 2007, the Board of Directors of Sabre Holdings approved the scheduling of a special meeting of stockholders to vote on the proposed acquisition of Sabre Holdings by affiliates of Silver Lake Partners and Texas Pacific Group. The Board of Directors determined that stockholders of record at the close of regular trading on the New York Stock Exchange on Tuesday, February 20, 2007 will be entitled to notice of the meeting and to vote on the proposal. The Board of Directors scheduled the meeting to be held on Friday, March 23, 2007 at 10:00 a.m., Central Daylight Time, at the Dupree Theater, Irving Arts Center, 3333 North MacArthur Blvd, Irving, Texas 75062.

     Attached as Exhibit 99.1 is a news release issued by Sabre Holdings on February 13, 2007 in which Sabre Holdings announced that it has scheduled a special meeting of stockholders to vote on the proposed acquisition.

     In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Item 8.01 of this report, including Exhibit 99.1, is being furnished to the Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

About the Acquisition

     In connection with the proposed merger of Sabre Holdings Corporation ("Sabre Holdings") with affiliates of Texas Pacific Group and Silver Lake Partners, Sabre Holdings filed a preliminary proxy statement with the Securities and Exchange Commission on January 16, 2007. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PRELIMINARY PROXY STATEMENT, AND THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE THE PRELIMINARY PROXY STATEMENT CONTAINS, AND THE DEFINITIVE PROXY STATEMENT WILL CONTAIN, IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the preliminary proxy statement and the definitive proxy statement (when available) and other documents filed by Sabre Holdings at the Securities and Exchange Commission's Web site at http://www.sec.gov. The preliminary proxy statement and the definitive proxy statement (when available) and such other documents may also be obtained for free by directing such requests to the Sabre Holdings investor relations department at 866-722-7347, or on the company's website at www.sabre-holdings.com/investor.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (d)  Exhibits:

Exhibit No.                                Description
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99.1           News release issued by Sabre Holdings Corporation on February 13,
               2007 regarding a special meeting of stockholders

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      SABRE HOLDINGS CORPORATION


                                                      By: /s/ James F. Brashear
                                                          ----------------------
                                                          James F. Brashear
                                                          Corporate Secretary


Dated: February 13, 2007

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                                INDEX TO EXHIBITS

Exhibit No.                                Description
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99.1           News release issued by Sabre Holdings Corporation on February 13,
               2007 regarding a special meeting of stockholders